UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2011

HANSEN MEDICAL, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33151	14-1850535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 404-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 7, 2011, Hansen Medical, Inc. (the “Company”) received a letter from the U.S. Food and Drug Administration (the “FDA”) responding to the Company’s April 2011 submission of a 510(k) pre-market notification application for its Magellan(TM) Robotic System and NorthStar(TM) Robotic Catheter. The FDA’s initial response indicates the 510(k) approach is an appropriate regulatory pathway for the Company’s vascular robotic system and does not include a request for additional clinical testing. The FDA’s initial response requests the Company to answer certain questions regarding the application. The Company is continuing to review the FDA’s requests. The timing of the Company’s response to the FDA has not been determined; and, therefore the timing of the FDA’s evaluation of the Company’s response is uncertain.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HANSEN MEDICAL, INC. (Registrant)

Date: September 9, 2011	/s/ Peter J. Mariani
Peter J. Mariani Chief Financial Officer